UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement.

On April 23, 2007, based upon current adverse market conditions in the commercial paper market for non-prime mortgage originators, Accredited Home Lenders took an initial step in the termination of the company’s Carmel Mountain Funding Trust Asset-Backed commercial paper program, and terminated the following agreements:

Front Swap Agreements

•

that certain ISDA Master Agreement, dated as of May 10, 2005, together with the related confirmation and schedule dated as of August 23, 2006, between Calyon New York Branch (“Calyon”) and Carmel Mountain Funding Trust (the “Trust”);

•	that certain ISDA Master Agreement, together with the related schedule and confirmation, dated as of August 23, 2006, between Bank of America, N.A. (“BofA”) and the Trust;

•	that certain ISDA Master Agreement, together with the related schedule and confirmation, dated as of August 23, 2006, between Barclays Bank PLC (“Barclays”) and the Trust;

•	that certain ISDA Master Agreement, together with the related schedule and confirmation, dated as of August 23, 2006, between HSBC Bank USA, N.A. (“HSBC”) and the Trust;

Back Swap Agreements

•

that certain ISDA Master Agreement, dated as of May 10, 2005, together with the related confirmation, schedule and credit support annex, dated as of August 23, 2006, between Calyon and Accredited Home Lenders, Inc. (“AHL”);

•

that certain ISDA Master Agreement, dated as of May 10, 2005, together with the related confirmation, schedule and credit support annex, dated as of August 23, 2006, between Lehman Brothers Special Financing, Inc. and AHL;

•	that certain ISDA Master Agreement, together with the related confirmation, schedule and credit support annex, dated as of August 23, 2006, between BofA and AHL;

•	that certain ISDA Master Agreement, together with the related confirmation, schedule and credit support annex, dated as of August 23, 2006, between Barclays and AHL; and

•	that certain ISDA Master Agreement, together with the related confirmation, schedule and credit support annex, dated as of August 23, 2006, between HSBC and AHL.

Upon the termination of the above agreements, pursuant to an amendment to the asset-backed commercial paper program, no default will have occurred thereunder, but the trust will no longer have the ability to acquire mortgage loans or issue commercial paper.

The Trust has delivered a notice to Deutsche Bank Trust Company Americas, the Indenture Trustee, for delivery to the holders of the Subordinated Notes issued by the Trust, a notice of optional repurchase with respect to such notes. The Company expects that the Trust will repurchase and cancel these notes on the payment date on May 25, 2007, with available cash currently held within the Trust and on such date the asset-backed commercial paper program will have terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: April 25, 2007

	By:	/s/ James A. Konrath
	Name:	James A. Konrath
	Title:	Chairman of the Board and Chief Executive Officer